PRESS RELEASE For immediate release

NVE Corporation Reports Second Quarter Results

EDEN PRAIRIE, Minn.—October 17, 2012—NVE Corporation (Nasdaq: NVEC) announced today financial results for the quarter and six months ended September 30, 2012.

Total revenue for the second quarter of fiscal 2013 decreased 12% to $5.82 million from $6.60 million in the prior-year quarter. The revenue decrease was due to a 6% decrease in product sales and a 43% decrease in contract research and development revenue. Net income for the second quarter of fiscal 2013 decreased 4% to $2.44 million, or $0.50 per diluted share, compared to $2.56 million, or $0.52 per diluted share, for the prior-year quarter.

For the first six months of fiscal 2013, total revenue decreased 10% to $13.3 million from $14.8 million for the first six months of the prior year. The decrease was due primarily to a 54% decrease in contract research and development revenue. Net income for the first half of fiscal 2013 was $5.82 million, or $1.19 per diluted share, compared to $5.99 million, or $1.22 per diluted share, for the first half of fiscal 2012.

“We are able to report solid earnings for the quarter and first half despite decreases in total revenue due primarily to decreases in contract research and development revenue,” said NVE President and Chief Executive Officer Daniel A. Baker, Ph.D.

NVE is a leader in the practical commercialization of spintronics, a nanotechnology that relies on electron spin rather than electron charge to acquire, store and transmit information. The company manufactures high-performance spintronic products including sensors and couplers that are used to acquire and transmit data. NVE has also licensed its spintronic magnetoresistive random access memory technology, commonly known as MRAM.

Statements used in this press release that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, such factors as risks of decreased revenues, risks in the enforcement of our patents, litigation risks, as well as the risk factors listed from time to time in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2012 and other reports filed with the SEC.

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                   NVE CORPORATION
                 STATEMENTS OF INCOME
QUARTERS ENDED SEPTEMBER 30, 2012 AND 2011 (UNAUDITED)

                         Quarter Ended September 30
                             2012           2011
                        -------------  -------------
  Revenue
   Product sales          $ 5,231,332    $ 5,557,299
   Contract research
    and development           591,464      1,041,334
                        -------------  -------------
  Total revenue             5,822,796      6,598,633
  Cost of sales             1,606,913      2,277,926
                        -------------  -------------
  Gross profit              4,215,883      4,320,707
  Expenses
   Selling, general,
    and administrative        607,694        606,847
   Research and
    development               612,258        611,595
                        -------------  -------------
  Total expenses            1,219,952      1,218,442
                        -------------  -------------
  Income from
   operations               2,995,931      3,102,265
  Interest income             621,950        597,363
                        -------------  -------------
  Income before taxes       3,617,881      3,699,628
  Provision for income
   taxes                    1,174,998      1,144,535
                        -------------  -------------
  Net income              $ 2,442,883    $ 2,555,093
                        =============  =============
  Net income per share
   -- basic                    $ 0.51         $ 0.53
                        =============  =============
  Net income per share
   -- diluted                  $ 0.50         $ 0.52
                        =============  =============
  Weighted average
   shares outstanding
   Basic                    4,825,441      4,776,198
   Diluted                  4,884,656      4,896,525

                              Six Months Ended
                                September 30
                             2012           2011
                        -------------  -------------
  Revenue
   Product sales         $ 12,262,077   $ 12,580,573
   Contract research
    and development         1,023,624      2,231,822
                        -------------  -------------
  Total revenue            13,285,701     14,812,395
  Cost of sales             3,409,266      4,873,518
                        -------------  -------------
  Gross profit              9,876,435      9,938,877
  Expenses
   Selling, general,
    and administrative      1,143,804      1,222,677
   Research and
    development             1,300,284      1,106,471
                        -------------  -------------
  Total expenses            2,444,088      2,329,148
                        -------------  -------------
  Income from
   operations               7,432,347      7,609,729
  Interest income           1,184,568      1,162,892
                        -------------  -------------
  Income before taxes       8,616,915      8,772,621
  Provision for income
   taxes                    2,796,374      2,778,300
                        -------------  -------------
  Net income              $ 5,820,541    $ 5,994,321
                        =============  =============
  Net income per share
   -- basic                    $ 1.21         $ 1.26
                        =============  =============
  Net income per share
   -- diluted                  $ 1.19         $ 1.22
                        =============  =============
  Weighted average
   shares outstanding
   Basic                    4,825,095      4,776,198
   Diluted                  4,882,524      4,896,525

                        NVE CORPORATION
                        BALANCE SHEETS
               SEPTEMBER 30 AND MARCH 31, 2012

                                  Sept. 30,      March 31,
                                     2012           2012
                                -------------  -------------
  ASSETS
  Current assets
   Cash and cash equivalents      $ 1,934,562    $ 1,544,536
   Marketable securities,
    short term                     15,907,264     17,551,629
   Accounts receivable, net of
    allowance for
    uncollectible accounts of
    $15,000                         1,961,682      2,684,840
   Inventories                      3,522,488      3,229,376
   Prepaid expenses and other
    assets                          1,287,755      1,159,852
                                -------------  -------------
  Total current assets             24,613,751     26,170,233
  Fixed assets
   Machinery and equipment          8,211,475      7,488,211
   Leasehold improvements           1,016,887        720,882
                                -------------  -------------
                                    9,228,362      8,209,093
   Less accumulated
    depreciation                    5,989,392      5,697,861
                                -------------  -------------
  Net fixed assets                  3,238,970      2,511,232
  Marketable securities, long
   term                            62,020,033     54,445,298
                                -------------  -------------
  Total assets                   $ 89,872,754   $ 83,126,763
                                =============  =============

  LIABILITIES AND
   SHAREHOLDERS' EQUITY
  Current liabilities
   Accounts payable                 $ 657,070      $ 663,702
   Accrued payroll and other          813,407        867,331
   Deferred taxes                     452,328        136,872
                                -------------  -------------
  Total current liabilities         1,922,805      1,667,905

  Shareholders' equity
   Common stock                        48,267         48,247
   Additional paid-in capital      21,112,980     20,974,477
   Accumulated other
    comprehensive income            1,619,483      1,087,456
   Retained earnings               65,169,219     59,348,678
                                -------------  -------------
  Total shareholders' equity       87,949,949     81,458,858
                                -------------  -------------
  Total liabilities and
   shareholders' equity          $ 89,872,754   $ 83,126,763
                                =============  =============